Exhibit 99.2

 Supplemental Information  Fourth Quarter 2022

 Table of Contents  Page  Company Highlights  4  Financial Information  9  Debt & Capitalization  21  Leasing Activity & Asset Management  26  NAV Component Summary  29  Property Information  31  Portfolio Characteristics  36  Notes & Definitions  56  2

 Company Highlights

Company Snapshot

As of December 31, 2022

High-Quality Portfolio of Office & Industrial Properties

$4.5B
Enterprise Value

81
Properties

19.9M
Square Feet

24
States

23%/59%/18%
Industrial/Office/Other[1]



AT&T
MAXAR
CORTEVA
3M
amazon.com
Keurig DrPepper
PPG
EXPRESS SCRIPTS
LPL Financial
INTERNATIONAL PAPER
Shaw
Samsonite
PEPSICO
Southern Company
TechData
MCKESSON
FREEPORT-McMoRAN
RH

95.5%
Leased

7.1 Years
WALT[2]

61.5%
Investment Grade[3]

BBB-
Avg. Credit Rating[4]

2.0%
Avg. Annual Rent Escalations[5]

Net-Leased to a Diversified Pool of Creditworthy Tenants[6]

● Office ● Industrial

[1] Based on annualized base rents. [2] Leased percentage and WALT (Weighted Average Lease Term) calculations are based on annualized base rents. [3] Ratings are of those tenants, guarantors and/or non-guarantor parents of tenants that have received ratings from a Nationally Recognized Statistical Rating Organization ("NRSRO") approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., a Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating. [4] Average credit rating of tenants, guarantors or non-guarantor parents that are rated by a third party. [5] Weighted average rental increase is based on the remaining term of each lease, excluding leases that expire within one year. [6] Peakstone Realty Trust has no affiliation, connection or association with and is not sponsored or approved by the tenants of its properties. Peakstone Realty Trust has not approved or sponsored its tenants or their products and services. All product and company names, logos and slogans are the trademarks or service marks of their respective owners.

Peakstone REALTY TRUST

4

Wholly Owned Portfolio
As of December 31, 2022

(Unaudited, USD in thousands)	Number of Properties	Economic Occupancy	Total Rentable Square Feet	WALT (years)	Annualized Base Rents	Investment Grade Credit (% of Annualized Base Rents)[4]
Industrial[1]	21	100.0 %	9,650,000	6.7	$ 52,553	53.8 %
Office[2]	39	98.3	6,452,400	8.5	131,387	69.1
TOTAL / WEIGHTED AVERAGE INDUSTRIAL AND OFFICE	**60**	**99.3 %**	**16,102,400**	**8.0**	**183,940**	**64.7 %**
Other[3]	21	75.4	3,787,300	3.1	40,002	46.7
TOTAL / WEIGHTED AVERAGE PORTFOLIO[5]	**81**	**94.8 %**	**19,889,700**	**7.1**	**$ 223,942**	**61.5 %**

[1] The Industrial segment consists of high-quality, well-located industrial properties with modern specifications.
[2] The Office segment consists of newer, high-quality, and business-essential office properties.
[3] The Other segment consists of vacant and non-core properties, together with other properties in the same cross-collateralized loan pools. This segment includes properties that are either non-stabilized, leased to tenants with shorter lease terms or are being evaluated for repositioning, re-leasing or potential sale.
[4] Ratings are of those tenants, guarantors and/or non-guarantor parents of tenants that have received ratings from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., a Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.
[5] Includes approximately 9K of square feet occupied by building amenities that do not generate net rents (e.g., health clubs and management offices).

Peakstone REALTY TRUST

5

 Leverage3  4  Leasing Activity  39.2%  Net Debt (Pro Rata Share) to Enterprise Value  $0.75  AFFO Per Share1, 3  ~100%  Rent Collections  $75.9 million  Total Revenues3  Liquidity2, 3  The Company signed one new lease totaling 98,000 square feet and one early seven year lease renewal for 226,000 square feet.  94.8%  Average Economic  Occupancy  Transaction Activity3  On December 22, 2022, the Company sold one property located in Birmingham, Alabama for total proceeds of approximately $33.3 million, less transaction costs and other credits, and recorded a loss of approximately $0.8 million.  On December 27, 2022, the Company sold a majority interest in five properties for a total proceeds of approximately $170.4 million, less transaction costs and other credits, and recorded a loss of approximately $43.0 million. In connection with the sale, the Company purchased additional interest in the unconsolidated joint venture.  1 Per share data represents basic and diluted, including the impact of the Company's one-for-nine reverse stock split.  2 See section "Debt & Capitalization" for liquidity calculation.  3 Unaudited.  4th Quarter 2022 Highlights  Net (Loss) Income Per  Share1, 3  $(6.34)  Leased  $436.0 million 95.5%

 Subsequent Events Highlights  Subsequent to Year-Ended December 31, 2022 (Unaudited)  4  On January 6, 2023, the Company sold one property located in Irvine, California for a total proceeds of approximately $40.0 million, less closing costs and other credits, and recorded a gain of approximately $18.7 million.  On February 16, 2023, the Company sold one property located in Clinton, South Carolina for approximately $19.3 million, less closing costs and other credits, and recorded a gain of approximately $7.1 million.  On March 2, 2023, the Company sold one property located in Herndon, Virginia for approximately $110.3 million, less closing costs and other credits, and recorded a gain of approximately $4.8 million.  On March 6, 2023, the Company repaid the outstanding balance of $19.1 million related to the HealthSpring mortgage loan that was maturing in April 2023.  On March 21, 2023, the Company extended the maturity date, including extension options, of its revolving credit facility to January 2026, subject to, among other things, the Company completing a listing of its common shares on the New York Stock Exchange. In connection with the extension, the Company prepaid the outstanding principal balance ($400,000,000) of its 2024 Term Loan.

 Financial Information

Selected Financial Data

(Unaudited, USD in thousands, except per share metrics)		12/31/2022		9/30/2022		For the Quarter Ended 6/30/2022		3/31/2022		12/31/2021
SELECTED FINANCIAL DATA										
Net income per share	$	(6.34)	$	(3.08)	$	(2.00)	$	—	$	0.03
FFO per share - basic and diluted[1]	$	(3.09)	$	0.68	$	1.43	$	1.34	$	1.42
AFFO per share - basic and diluted[1]	$	0.75	$	1.08	$	1.57	$	1.41	$	1.52
Interest expense	$	16,501	$	24,283	$	22,366	$	21,666	$	21,425
Operating margin		78.9 %		76.0 %		78.2 %		77.5 %		76.1 %
Normalized EBITDAre	$	57,924	$	64,350	$	86,861	$	80,230	$	80,602
Adjusted EBITDA	$	42,553	$	67,968	$	84,151	$	77,046	$	81,706
WHOLLY OWNED PORTFOLIO STATISTICS										
Rentable Square Feet[2]		19,889,700		21,058,200		29,159,400		29,157,000		29,157,000
Economic Occupancy		94.8 %		95.1 %		92.7 %		93.4 %		93.8 %
Leased (based on portfolio square feet)		95.5 %		95.6 %		93.0 %		93.9 %		94.5 %
CAPITALIZATION										
Outstanding Common Shares[3]		35,999,898		36,007,433		36,082,283		36,079,527		36,070,902
Weighted average number of common shares outstanding - basic and diluted[3]		35,999,203		36,081,363		36,079,905		36,071,465		36,022,888
Outstanding OP Units[3]		3,537,654		3,537,654		3,537,654		3,537,654		3,537,654
Series A Preferred Shares		5,000,000		5,000,000		5,000,000		5,000,000		5,000,000
Total Consolidated Debt	$	1,489,803	$	1,491,689	$	2,536,910	$	2,539,316	$	2,541,515
Total Cash, Cash Equivalents and Restricted Cash	$	237,944	$	87,883	$	222,293	$	203,303	$	186,140

[1] Includes shares of common stock and limited partnership units.
[2] Includes approximately 9 K of square feet occupied by building amenities (e.g., health clubs and management offices).
[3] Includes impact of the Company's one-for-nine reverse stock split.

Peakstone REALTY TRUST

9

 Selected Financial Data (continued)  (Unaudited, USD in thousands, except per share metrics)  12/31/20221  9/30/20222  For the Quarter Ended 6/30/20222  3/31/20222  12/31/20211  REVENUES BY SEGMENT  Industrial  $  15,945  $  15,095  $  14,807  $  15,500  $  14,997  Office   45,643    72,128    93,494    85,846    88,307   Industrial and Office Total   61,588    87,223    108,301    101,346    103,304   Other   14,305    14,107    14,772    14,843    15,821   Total Revenues   $ 75,893    $ 101,330    $ 123,073    $ 116,189    $ 119,125   NOI BY SEGMENT  Industrial  $  13,564  $  13,389  $  13,111  $  13,413  $  13,173  Office   37,320    54,374    72,793    66,493    66,983   Industrial and Office Total   50,884    67,763    85,904    79,906    80,156   Other   8,998    9,291    10,307    10,168    10,523   Total NOI   $ 59,882    $ 77,054    $ 96,211    $ 90,074    $ 90,679   CASH NOI BY SEGMENT  Industrial  $  13,300  $  12,846  $  12,798  $  13,112  $  12,946  Office   32,723    52,782    70,903    64,537    65,604   Industrial and Office Total   46,023    65,628    83,701    77,649    78,550   Other   8,626    8,336    9,678    9,490    13,038   Total Cash NOI   $ 54,649    $ 73,964    $ 93,379    $ 87,139    $ 91,588   10  1See "Non-GAAP Financial Measures " on page 13 for reconciliations of NOI to Cash NOI for the periods 12/31/2022 and 12/31/2021.  2See "Notes and Definitions" on page 60 for reconciliations of NOI to Cash NOI for the interim periods 9/30/2022, 6/30/2022, and 12/31/2021.

Consolidated Statement of Operations

(Unaudited, USD in thousands, except per share metrics)	For the Quarter Ended 12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
REVENUES					
Rental income	$ 75,893	$ 101,330	$ 123,073	$ 116,189	$ 119,125
OPERATING EXPENSES					
Property operating expense	9,357	13,716	14,335	15,043	16,687
Property tax expense	6,065	9,737	11,482	10,033	10,708
Property management fees to non-affiliates	589	823	1,045	1,039	1,051
General and administrative expenses	11,706	9,772	8,892	9,523	10,350
Corporate operating expenses to affiliates	284	140	416	510	630
Depreciation and amortization	35,275	42,628	59,980	52,863	54,922
Real estate impairment provision	41,323	10,697	75,557	–	–
Total operating expenses	104,599	87,513	171,707	89,011	94,348
Operating income	(28,706)	13,817	(48,634)	27,178	24,777
OTHER INCOME (EXPENSES)					
Interest expense	(16,501)	(24,283)	(22,366)	(21,666)	(21,425)
Other income (loss), net	(181)	89	(54)	101	1,289
Extinguishment of debt	–	(13,249)		–	–
Net loss from investment in unconsolidated entities	(9,993)	–	–	–	–
Loss from disposition of assets, net	(43,767)	(95,513)	–	–	–
Goodwill impairment provision	(135,270)	–	–	–	–
Transaction expenses	(13,724)	(234)	(5,545)	(2,883)	(966)
NET (LOSS) INCOME	(248,142)	(119,373)	(76,599)	2,730	3,675
Distributions to redeemable preferred shareholders	(2,516)	(2,516)	(2,516)	(2,516)	(2,516)
Net loss (income) attributable to noncontrolling interests	22,071	10,710	6,952	(19)	(102)
Net (loss) income attributable to controlling interests	(228,587)	(111,179)	(72,163)	195	1,057
Distributions to redeemable noncontrolling interests attributable to common stockholders	(45)	(45)	(44)	(44)	(45)
NET (LOSS) INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	**$ (228,632)**	**$ (111,224)**	**$ (72,207)**	**$ 151**	**$ 1,012**
NET (LOSS) INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS PER BASIC & DILUTED SHARE	**$ (6.34)**	**$ (3.08)**	**$ (2.00)**	**$ –**	**$ 0.03**
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING, BASIC & DILUTED	**35,999,203**	**36,081,363**	**36,079,905**	**36,071,465**	**36,022,888**

Peakstone REALTY TRUST

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Consolidated Balance Sheet

(Unaudited, USD in thousands)	12/31/2022	9/30/2022	As of 6/30/2022	3/31/2022	12/31/2021
ASSETS					
Cash and cash equivalents	$ 233,180	$ 75,838	$ 202,655	$ 184,209	$ 168,618
Restricted cash	4,764	12,045	19,638	19,094	17,522
Real estate					
Land	327,408	380,998	573,306	584,291	584,291
Building and improvements	2,631,965	2,865,548	4,029,828	4,107,554	4,104,782
Tenant origination and absorption cost	535,889	598,662	853,542	876,324	876,324
Construction in progress	1,994	2,795	4,581	3,081	4,763
TOTAL REAL ESTATE	**3,497,256**	**3,848,003**	**5,461,257**	**5,571,250**	**5,570,160**
Less accumulated depreciation and amortization	(644,639)	(682,814)	(1,066,176)	(1,044,790)	(993,323)
Total Real estate, net	2,852,617	3,165,189	4,395,081	4,526,460	4,576,837
Investments in unconsolidated entities	178,647	194,485	–	–	–
Intangible assets, net	33,861	35,281	40,179	41,784	43,100
Deferred rent	79,572	81,156	111,507	112,195	108,896
Deferred leasing costs, net	26,507	26,268	48,835	43,422	44,505
Goodwill	94,678	229,948	229,948	229,948	229,948
Due from affiliates	–	226	226	276	271
Right of use asset	35,453	35,894	39,997	40,362	39,482
Interest rate swap asset	41,404	42,724	21,905	17,133	3,456
Other assets	31,877	35,347	39,045	35,435	40,382
Real estate assets and other assets held for sale, net	20,816	–	–	–	–
TOTAL ASSETS	**$ 3,633,376**	**$ 3,934,401**	**$ 5,149,016**	**$ 5,250,318**	**$ 5,273,017**

Peakstone REALTY TRUST
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 Consolidated Balance Sheet (continued)  (Unaudited, USD in thousands)  12/31/2022  9/30/2022  As of 6/30/2022  3/31/2022  12/31/2021  LIABILITIES AND EQUITY  Debt, net  $  1,485,402  $  1,486,783  $  2,529,228  $  2,531,067  $  2,532,377  Restricted reserves  627  7,150  8,417  8,465  8,644  Interest rate swap liability  —  —  —  4,926  25,108  Distributions payable  12,402  12,111  12,078  12,393  12,396  Due to affiliates  1,458  1,636  1,690  2,532  2,418  Intangible liabilities, net  20,658  22,989  27,420  29,175  30,626  Lease liability  46,519  46,598  52,244  52,088  50,896  Accrued expenses and other liabilities   80,175    85,096    110,815    103,669    109,121   TOTAL LIABILITIES  1,647,241  1,662,363  2,741,892  2,744,315  2,771,586  Perpetual convertible preferred shares  125,000  125,000  125,000  125,000  125,000  Noncontrolling interests subject to redemption  3,812  3,812  4,671  4,671  4,768  STOCKHOLDERS’ EQUITY  Common Stock  36  325  325  325  36  Additional paid-in capital  2,948,600  2,952,618  2,954,932  2,953,256  2,952,261  Cumulative distributions  (1,036,678)  (1,007,957)  (979,028)  (950,635)  (922,562)  Accumulated earnings  (269,926)  (41,293)  69,927  142,134  141,983  Accumulated other comprehensive loss   40,636    40,097    21,078    12,204    (18,708)  TOTAL STOCKHOLDERS’ EQUITY  1,682,668  1,943,790  2,067,234  2,157,284  2,153,010  Noncontrolling interests   174,655    199,436    210,219    219,048    218,653   TOTAL EQUITY   1,857,323    2,143,226    2,277,453    2,376,332    2,371,663   TOTAL LIABILITIES AND EQUITY   $ 3,633,376    $ 3,934,401    $ 5,149,016    $ 5,250,318    $ 5,273,017   10

Non-GAAP Financial Measures
NOI and Cash NOI
Quarter Ended

(Unaudited, USD in thousands)	For the Quarter Ended 12/31/2022 Industrial	Office	Industrial and Office Total	Other	Total Portfolio	For the Quarter Ended 12/31/2021 Industrial	Office	Industrial and Other Total	Other	Total Portfolio
Revenue	$ 15,945	$ 45,643	**$ 61,588**	$ 14,305	**$ 75,893**	$ 14,997	$ 88,307	**$ 103,304**	$ 15,821	**$ 119,125**
Operating Property Expense	(1,083)	(5,071)	**(6,154)**	(3,203)	**(9,357)**	(716)	(12,752)	**(13,468)**	(3,219)	**(16,687)**
Property Tax Expense	(1,235)	(2,940)	**(4,175)**	(1,890)	**(6,065)**	(1,045)	(7,819)	**(8,864)**	(1,844)	**(10,708)**
Management Fees (Non-Affiliate)	(63)	(312)	**(375)**	(214)	**(589)**	(63)	(753)	**(816)**	(235)	**(1,051)**
TOTAL NOI	13,564	37,320	**50,884**	8,998	**59,882**	13,173	66,983	**80,156**	10,523	**90,679**
NON-CASH ADJUSTMENTS:										
Straight Line Rent	(135)	(4,784)	**(4,919)**	264	**(4,655)**	(139)	(2,640)	**(2,779)**	141	**(2,638)**
In-Place Lease Amortization	(93)	(702)	**(795)**	(128)	**(923)**	(88)	(199)	**(287)**	(404)	**(691)**
Deferred Termination Income	(36)	–	**(36)**	(508)	**(544)**	–	498	**498**	2,779	**3,277**
Deferred Ground Lease	–	433	**433**	–	**433**	–	516	**516**	(1)	**515**
Other Intangible Amortization	–	377	**377**	–	**377**	–	377	**377**	–	**377**
Inducement Amortization	–	79	**79**	–	**79**	–	69	**69**	–	**69**
TOTAL CASH NOI	**$ 13,300**	**$ 32,723**	**$ 46,023**	**$ 8,626**	**$ 54,649**	**$ 12,946**	**$ 65,604**	**$ 78,550**	**$ 13,038**	**$ 91,588**

Peakstone REALTY TRUST

14

Non-GAAP Financial Measures (continued)

NOI and Cash NOI
Year Ended

(Unaudited, USD in thousands)	For the Year Ended 12/31/2022 Industrial	Office	Industrial and Office Total	Other	Total Portfolio	For the Year Ended 12/31/2021 Industrial	Office	Industrial and Office Total	Other	Total Portfolio
Revenue	$ 61,347	$ 297,110	**$ 358,457**	$ 58,028	**$ 416,485**	$ 59,320	$ 340,265	**$ 399,585**	$ 60,287	**$ 459,872**
Operating Property Expense	(3,319)	(38,200)	**(41,519)**	(10,932)	**(52,451)**	(3,197)	(47,027)	**(50,224)**	(11,035)	**(61,259)**
Property Tax Expense	(4,299)	(25,593)	**(29,892)**	(7,425)	**(37,317)**	(3,734)	(30,073)	**(33,807)**	(7,441)	**(41,248)**
Management Fees (Non-Affiliate)	(252)	(2,350)	**(2,602)**	(894)	**(3,496)**	(266)	(2,910)	**(3,176)**	(890)	**(4,066)**
TOTAL NOI	53,477	230,967	**284,444**	38,777	**323,221**	52,123	260,255	**312,378**	40,921	**353,299**
NON-CASH ADJUSTMENTS:										
Straight Line Rent	(1,018)	(12,207)	**(13,225)**	634	**(12,591)**	(1,700)	(12,171)	**(13,871)**	312	**(13,559)**
In-Place Lease Amortization	(369)	(1,346)	**(1,715)**	(490)	**(2,205)**	(343)	(231)	**(574)**	(749)	**(1,323)**
Deferred Termination Income	(39)	–	**(39)**	(2,779)	**(2,818)**	–	–	**–**	2,779	**2,779**
Deferred Ground Lease	–	1,945	**1,945**	6	**1,951**	–	2,066	**2,066**	(5)	**2,061**
Other Intangible Amortization	–	1,495	**1,495**	–	**1,495**	–	1,252	**1,252**	1	**1,253**
Inducement Amortization	–	537	**537**	–	**537**	–	278	**278**	–	**278**
TOTAL CASH NOI	**$ 52,051**	**$ 221,391**	$ 273,442	**$ 36,148**	$ 309,590	**$ 50,080**	**$ 251,449**	$ 301,529	**$ 43,259**	$ 344,788

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Non-GAAP Financial Measures (continued)
Same Store NOI and Cash NOI

(Unaudited, USD in thousands)	For the Quarter Ended 12/31/2022	For the Quarter Ended 12/31/2021	For the Year Ended 12/31/2022	For the Year Ended 12/31/2021
CASH NOI ALLOCATION				
Industrial	$ 13,300	$ 12,946	$ 52,051	$ 50,080
Office	32,723	65,604	221,391	251,449
Industrial and Office Total	**$ 46,023**	**$ 78,550**	**$ 273,442**	**$ 301,529**
Other	8,626	13,038	36,148	43,259
TOTAL CASH NOI	**$ 54,649**	**$ 91,588**	**$ 309,590**	**$ 344,788**
SAME STORE CASH NOI ADJUSTMENTS				
Recently acquired properties	–	–	(56,044)	(45,360)
Recently disposed properties	(3,960)	(35,117)	(93,296)	(140,269)
Operating Partnership	10	5	32	27
TOTAL SAME STORE CASH NOI ADJUSTMENTS	(3,950)	(35,112)	(149,308)	(185,602)
TOTAL SAME STORE CASH NOI	**$ 50,699**	**$ 56,476**	**$ 160,282**	**$ 159,186**
SAME STORE CASH NOI				
Industrial	$ 13,298	$ 12,982	$ 48,734	$ 47,648
Office	28,763	30,443	77,743	70,028
Industrial and Office Total	**$ 42,061**	**$ 43,425**	**$ 126,477**	**$ 117,676**
Other	8,638	13,051	33,805	41,510
TOTAL SAME STORE CASH NOI	**$ 50,699**	**$ 56,476**	**$ 160,282**	**$ 159,186**
Change in Same Store Cash NOI ($)[1]	$ (5,777)		$ 1,096	
Change in Same Store Cash NOI (%)[1]	(10.2)%		0.7 %	
NUMBER OF SAME STORE PROPERTIES	**81**		**63**	
TOTAL SAME STORE SQUARE FEET	**19,889,600**		**16,853,900**	
SAME STORE ECONOMIC OCCUPANCY	**94.8 %**		**93.9 %**	

1 The decrease in same store quarter-to-date Cash NOI of $5.7 million is primarily driven by a $3.2 million decrease in cash termination income quarter over quarter.

Peakstone REALTY TRUST

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Non-GAAP Financial Measures (continued)

FFO and AFFO

(Unaudited, USD in thousands, except per share metrics)	For the Quarter Ended 12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Reconciliation of Net Income to Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO)					
GAAP NET (LOSS) INCOME	$ (248,142)	$ (119,373)	$ (76,599)	$ 2,730	$ 3,675
Depreciation of building and improvements	22,336	26,268	32,494	32,093	33,035
Amortization of leasing costs and intangibles	13,037	16,456	27,575	20,858	21,977
Impairment provision, real estate	41,323	10,697	75,557	–	–
Equity interest of depreciation of building and improvements - unconsolidated entities	4,643	–	–	–	–
Loss from disposition of assets, net	43,767	95,513	–	–	–
Company's share of loss on sale of unconsolidated entity	3,558	–	–	–	–
FFO	**$ (119,478)**	**$ 29,561**	**$ 59,027**	**$ 55,681**	**$ 58,687**
Distribution to redeemable preferred shareholders	(2,515)	(2,516)	(2,516)	(2,516)	(2,516)
FFO attributable to common stockholders and limited partners	**$ (121,993)**	**$ 27,045**	**$ 56,511**	**$ 53,165**	**$ 56,171**
Reconciliation of FFO to AFFO:					
FFO attributable to common stockholders and limited partners	$ (121,993)	$ 27,045	$ 56,511	$ 53,165	$ 56,171
Revenues in excess of cash received, net	(5,199)	(3,521)	(3,389)	(3,298)	639
Amortization of share-based compensation	3,433	2,698	1,685	1,757	1,752
Deferred rent - ground lease	433	490	511	517	516
Amortization of above/(below) market rent, net	(923)	(436)	(432)	(414)	(691)
Unrealized loss (gain) on investments	15	22	68	90	(5)
Amortization of debt premium/(discount), net	103	103	102	101	103
Amortization of below tax benefit amortization	377	377	372	368	377
Amortization of ground leasehold interests	(98)	(95)	(90)	(89)	(91)
Amortization of deferred financing costs	993	920	840	791	809
Company's share of amortization of deferred financing costs- unconsolidated entity	3,740	–	–	–	–
Amortization of lease inducements	79	105	284	69	69
Company's share of revenues in excess of cash received (straight-line rents) - unconsolidated entity	(257)	–	–	–	–
Company's share of amortization of above market rent - unconsolidated entity	(58)	–	–	–	–
Write-off of transaction costs	–	–	10	18	3
Write-off of reserve liability	–	–	–	–	(1,166)
Employee separation expense	–	–	2	70	777
Loss on debt breakage costs — write-off of deferred financing costs	–	1,771	–	–	–
Transaction expenses	13,724	234	5,545	2,883	966
Impairment provision, goodwill	135,270	–	–	–	–
Debt breakage costs	–	13,249	–	–	–
AFFO available to common stockholders and limited partners	**$ 29,639**	**$ 42,962**	**$ 62,019**	**$ 56,029**	**$ 60,229**
FFO per share, basic and diluted	**$ (3.09)**	**$ 0.68**	**$ 1.43**	**$ 1.34**	**$ 1.42**
AFFO per share, basic and diluted	**$ 0.75**	**$ 1.08**	**$ 1.57**	**$ 1.41**	**$ 1.52**

Peakstone REALTY TRUST

17

Non-GAAP Financial Measures (continued)

EBITDA, EBITDAre, Normalized EBITDAre & Adjusted EBITDA (per the credit facility)

(Unaudited, USD in thousands)	For the Quarter Ended 12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Reconciliation of Net (loss) income to EBITDAre					
Net (loss) income	$ (248,142)	$ (119,373)	$ (76,599)	$ 2,730	$ 3,675
Interest	16,501	24,283	22,366	21,666	21,425
Depreciation and amortization	35,275	42,628	59,980	52,863	54,922
EBITDA	(196,366)	(52,462)	5,747	77,259	80,022
Loss on sales of real estate, net	43,767	95,513	—	—	—
Extinguishment of debt	—	13,249	—	—	—
(Gain)/loss on investment in unconsolidated entity	9,993	—	—	—	—
Impairment provision, real estate	41,323	10,697	75,557	—	—
Proportion share of adjustments for unconsolidated entities	5,121	—	—	—	—
EBITDAre	(96,162)	66,997	81,304	77,259	80,022
Adjustment for acquisitions and dispositions	(2,578)	(2,881)	—	—	—
Write-off of transaction costs	—	—	10	18	3
Employee separation expense	—	—	2	70	777
Write-off of reserve liability	—	—	—	—	(1,166)
Adjustment for joint venture acquisition	7,670	—	—	—	—
Impairment provision, goodwill	135,270	—	—	—	—
Transaction expenses	13,724	234	5,545	2,883	966
Normalized EBITDAre	57,924	64,350	86,861	80,230	80,602
Reconciliation of Normalized EBITDAre to Adjusted EBITDA (per the credit facility)					
Amortization of deferred financing costs	993	2,691	840	791	809
Amortization of debt premium/(discount), net	103	103	102	101	103
Amortization of above/(below) market rent, net	(923)	(436)	(432)	(414)	(690)
Amortization of other Intangibles	377	377	372	331	377
Income taxes	174	251	142	368	338
Property management fees to non-affiliates	589	823	1,045	1,039	1,051
Deferred rent	(4,765)	(3,031)	(2,879)	(2,782)	1,154
Adjustment to Interest	(1,096)	613	(932)	(1,636)	(1,071)
Adjustment for write-off of transaction costs	—	—	(10)	(18)	(3)
Adjustment for unconsolidated joint venture	(12,791)	—	—	—	—
Reversal of adjustment for acquisitions and dispositions	2,578	2,881	—	—	—
Less: Capital reserves	(610)	(654)	(958)	(964)	(964)
Adjusted EBITDA (per the credit facility)	$ 42,553	$ 67,968	$ 84,151	$ 77,046	$ 81,706

Peakstone REALTY TRUST

18

 Industrial  $  358  0.6%  $  —  — %  $  —  — %  $  —  — %  $  52  0.1 %  Office   776 1.3    409 0.6    882 0.9    1,082 1.2    1,230 1.4   Total Industrial and Office   $ 1,134 1.9%   $ 409 0.6%   $ 882 0.9%   $ 1,082 1.2%   $ 1,282 1.5 %  Other   12 —    2 —    — —    1 —    450 0.4   Total Maintenance Capital Expenditures   $ 1,147 1.9%   $ 411 0.6%   $ 882 0.9%   $ 1,083 1.2%   $ 1,732 1.9 %  Value Enhancing Expenditures by segment:  Industrial  $  —  — %  $  5,879  7.9%  $  8  — %  $  2  — %  $  —  — %  Office   1,799 3.0    — —    2,714 2.8    414 0.5    286 0.3   Total Industrial and Office   $ 1,799 3.0%   $ 5,879 7.9%   $ 2,722 2.8%   $ 416 0.5%   $ 286 0.3 %  Other   548 0.9    1,926 2.6    — —    781 0.9    106 0.1   Total Value Enhancing Expenditures   $ 2,347 3.9%   $ 7,727 10.5%   $ 2,722 2.8%   $ 1,197 1.4%   $ 391 0.4 %  Total Capital Expenditures   $ 3,494 5.8%   $ 8,138 11.1%   $ 3,604 3.7%   $ 2,280 2.6%   $ 2,123 2.3%  10  Capital Expenditures Summary (Cash Basis)  (Unaudited, USD in thousands)  12/31/2022  % of NOI1  9/30/2022  % of NOI1  For the Quarter Ended 6/30/2022 % of NOI1  3/31/2022  % of NOI1  12/31/2021  % of NOI1  Maintenance Capital Expenditures by segment:  1 Represents percentage of capital expenditures compared to segment NOI

 Debt & Capitalization

Market Capitalization & Liquidity Overview
As of December 31, 2022

(Unaudited, USD in thousands)

Total Enterprise Value	Rate[1]	Term[1]		
SECURED DEBT				
Fixed-Rate Mortgages	4.48%	4.37	$	539,803
Total Secured Debt				539,803
UNSECURED DEBT [2]				
2024 Term Loan	5.80%	1.3		400,000
2025 Term Loan	5.80%	3.0		400,000
2026 Term Loan	5.80%	3.3		150,000
Revolver Loan [3]	5.85%	1.8		–
Total Unsecured Debt				950,000
TOTAL CONSOLIDATED DEBT				1,489,803
Less: Cash & cash equivalents - excl. restricted				(233,180)
NET DEBT[7]				1,256,621
Unconsolidated Debt - pro rata share				525,704
NET DEBT (PRO RATA SHARE)				1,782,325
Series A Preferred Equity				125,000
Common Equity & OP Units [4]				2,640,318
TOTAL ENTERPRISE VALUE (TEV)			$	4,547,643

Debt Ratios	
Net Debt (pro rata share) / TEV	39.2 %
Net Debt (pro rata share) + Series A Preferred Equity / TEV	41.9 %
Consolidated Debt less cash and cash equivalents / Total Gross Real Estate	35.6 %
Net Debt / Adjusted EBITDA	7.4x
Net Debt + Series A Preferred Equity / Adjusted EBITDA	8.1x
Net Debt (pro rata share) / Normalized EBITDAre	7.7x
Net Debt (pro rata share) + Series A Preferred Equity / Normalized EBITDAre	8.2x
Unsecured Debt / TEV	20.9 %
Unsecured properties / Total properties (based on net rents)	58.3 %
Unsecured properties / Total properties (based on acquisition price)	64.9 %
Percentage of Floating-Rate Debt [5]	13.4 %

Liquidity		
TOTAL REVOLVER BORROWING BASE COMMITMENTS	$	1,155,208
Borrowing base availability (60% leverage)	$	1,155,208
Outstanding - term loan [6]		(950,000)
Outstanding - letters of credit [6]		(2,358)
REVOLVER REMAINING AVAILABLE CAPACITY	$	202,850
Cash and cash equivalents (excl. restricted)	$	233,180
Revolver remaining capacity		202,850
TOTAL LIQUIDITY	$	436,030

[1] Excludes the impact of fixed-rate swaps. | [2] Represents the SOF rate as of 12/31/22, plus spread of 1.40% (Term Loans) or 1.45% and 0.1% index. (Revolver Loan). The SOF rate as of December 31, 2022 (effective date) was 4.30%, which is included in the rates. As of 9/28/22, the Secured Overnight Financing Rate ("SOFR") replaced LIBOR as the applicable reference rate for our variable rate debt. The effective interest rate of the $950 million of term loans, inclusive of interest rate swaps, was 3.96%. | [3] The revolving loan has a maturity date of September 30, 2023 and can be extended by a series of additional three month extension options (December 30, 2023, March 30, 2024 and June 30, 2024, respectively) which can be utilized if certain conditions are met and upon payment of an extension fee. | [4] Common equity: 35,999,898 shares and OP Units: 3,537,654 @ $66.78 NAV per share (reflects the Company's one-for-nine reverse stock split). | [5] Percentage of floating-rate debt includes impact of fixed-rate swaps. | [6] Total outstanding balance Includes one letter of credit for approximately $2.4 million. | [7] Net debt is presented since PKST has no obligation to contribute capital to the unconsolidated joint venture and has no guarantee requirement related to the debt of the unconsolidated joint venture.

Peakstone REALTY TRUST

21

Debt Summary

(Unaudited, USD in thousands)	As of 12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
SECURED FIXED-RATE DEBT					
Mortgage borrowings on wholly owned portfolio	$ 539,803	$ 541,689	$ 1,013,410	$ 1,015,816	$ 1,018,015
Total Secured Fixed-Rate Debt	**539,803**	**541,689**	**1,013,410**	**1,015,816**	**1,018,015**
UNSECURED FLOATING-RATE DEBT					
Revolving Credit Facility:					
Revolver Loan	—	—	373,500	373,500	373,500
2023 Term Loan	—	—	200,000	200,000	200,000
2024 Term Loan	400,000	400,000	400,000	400,000	400,000
2025 Term Loan	400,000	400,000	400,000	400,000	400,000
2026 Term Loan	150,000	150,000	150,000	150,000	150,000
Total Unsecured Floating-Rate Debt	**950,000**	**950,000**	**1,523,500**	**1,523,500**	**1,523,500**
TOTAL CONSOLIDATED DEBT	**$ 1,489,803**	**$ 1,491,689**	**$ 2,536,910**	**$ 2,539,316**	**$ 2,541,515**
Net Debt (pro rata share) to Enterprise Value ratio	39.2 %	40.4 %	45.7 %	41.1 %	41.3 %
Fixed charge coverage (pro rata share)[1]	2.0x	2.2x	3.4x	3.3x	3.1x
Fixed charge coverage (consolidated)	2.2x	2.2x	3.4x	3.3x	3.1x
Unsecured leverage ratio	20.9 %	21.0 %	30.0 %	26.6 %	26.5 %
Interest coverage ratio (pro rata share)[1]	2.2x	2.7x	3.9x	3.9x	4.0x
Interest coverage ratio (consolidated)	2.8x	2.7x	3.9x	3.9x	4.0x

[1] Joint venture reporting commenced in Q4'22 due to Office Joint Venture forming in Q3'22 and one quarter reporting lag.

Peakstone REALTY TRUST

22

 (Unaudited, USD in thousands)  Collateral  SECURED DEBT  Interest Rate  Maturity Date  Outstanding Balance  INDUSTRIAL AND OFFICE  HealthSpring4  4.18%  4/6/2023  $  19,107  Samsonite  6.08%  9/1/2023  17,998  Pepsi Bottling Ventures Loan  3.69%  10/1/2024  17,836  BOA/KeyBank Loan 1  4.32%  5/1/2028   250,000   Total Industrial and Office 304,941   OTHER  Highway 94 Loan  3.75%  8/1/2024  $  12,740  AIG Loan II 2  4.15%  11/1/2025  122,328  AIG Loan 3  4.96%  2/1/2029   99,794   Total Other 234,862   Total Consolidated Secured Debt $ 539,803   1 The BOA KeyBank portfolio includes the following properties: IGT, 3M, Amazon, and Southern Company.  2 The AIG II portfolio includes the following properties: Owens Corning, Westgate II (Wood Group), Administrative Offices of the Pennsylvania Courts, Wyndham Worldwide, MGM Corporate Center, and Hitachi Astemo  3 The AIG portfolio includes the following properties: Northrop Grumman, Schlumberger, Raytheon Technologies, Avnet, and 30 Independence.  4 On March 6, 2023, the Company repaid the outstanding balance of $19.1 million related to the HealthSpring mortgage loan that was maturing in April 2023.  21  Secured Debt Schedule  As of December 31, 2022

Debt Maturity Schedule (Including Effect of Interest Rate Swaps)
As of December 31, 2022

(Unaudited, USD in thousands)

Statistics (Including Effect of Swaps)	Fixed	Floating	Total
Amount	$1,289,803	$200,000	$1,489,803
Percentage of Total Debt	87%	13%	100%
W.A. Term Remaining (Yrs)	3.1	3.0	3.1
W.A. Interest Rate (%)	4.0%	5.9%	4.1%



$37,105 1
12,740 2
17,836 3
$430,576
$400,000(A)
$522,328
$122,328 4
$400,000 5
(A)
$150,000 6
$–
$250,000 7
$99,794 8
2023
2024
2025
2026
2027
2028
2029
2024 Term Loan
2025 and 2026 Term loans
Mortgage loans (Industrial and Office) 9
Mortgage loans (Other) 9
Revolver

[1] Represents the Samsonite and HealthSpring (paid off subsequent to year-end) mortgage loans. | [2] Represents the Highway 94 loan. | [3] Represents the Pepsi Bottling Ventures mortgage loan. | [4] Represents the AIG II mortgage loan. | [5] Represents the 2025 Term Loan. | [6] Represents the 2026 Term Loan. | [7] Represents the BOA/KeyBank Loan. | [8] Represents the AIG Loan. | [9] Principal repayments on the individual mortgages do not include the net debt premium/(discount) of $0.24 million and deferred financing costs of $(4.6) million.

(A): Subsequent to year-end, the Company extended the maturity date, including extension options, of its revolving credit facility to January 2026 and prepaid its $400 million 2024 Term Loan by drawing on the revolving credit facility.

Peakstone REALTY TRUST

24

 Leasing Activity & Asset Management

 NEW LEASES  530 Great Circle Road  Nashville, TN  1/1/2024  12/31/2038   — 2   98,352    $ 21.59 $ 76.97 $ 21.50 $ 18.22 18 %  New leases total / weighted average   —    98,352    $ 21.59 $ 76.97 $ 21.50 $ 18.22 18 %  RENEWAL LEASES  Wood Group  Houston, TX  1/1/2027  12/31/2033   7.0    226,287    $ 10.39 $ 40.00 $ 26.50 $ 26.55 — %  Total renewal (office) - leases/weighted average   7.0    226,287    $ 10.39 $ 40.00 $ 26.50 $ 26.55 — %  NEW AND RENEWAL LEASES  Tenant / Property  Location  New Lease Start New Lease Date Expiration Date  Term (Yrs)  Square Feet  Leasing Commissions $/ SF  Tenant Improvement  $/SF  Starting Net Rent/ SF  Prior Net Rent/  SF1  Net Rent Change From Prior Lease  OFFICE LEASING  INDUSTRIAL LEASING  NEW LEASES  None  New leases total / weighted average  RENEWAL LEASES  None  Total renewal (industrial) - leases/weighted average   Total / weighted average 9.4 324,639 $ 13.78 $ 51.20 $ 24.99 $ 24.03 4 %  Tenant  26  Location  TERMINATIONS/CONTRACTIONS  Previous Lease Expiration Date Termination Date  Square Feet  Termination Income  None  1 Prior Net Rents/SF from new leases represent the rents of the previous in place tenant.  2 Lease restricts certain disclosures.  Leasing Activity - Executed Leases  For the Quarter-Ended December 31, 2022

Leasing Activity – Economic Occupancy Summary

	For the Quarter-Ended									
	12/31/2022		9/30/2022		6/30/2022		3/31/2022		12/31/2021	
PORTFOLIO SQUARE FOOTAGE CHANGES										
Total square feet at beginning of period	**21,057,700**		**29,159,000**		**29,157,000**		**29,157,000**		**29,157,000**	
Acquisitions	–		–		–		–		–	
Dispositions	(1,168,700)		(8,101,300)		–		–		–	
Remeasurements / other	700		–		2,000		–		–	
Total square feet at end of period	**19,889,700**		**21,057,700**		**29,159,000**		**29,157,000**		**29,157,000**	
OCCUPANCY CHANGES [1]										
Occupied square feet beginning of period / Occupancy Rate	**20,030,200**	**/ 95.1 %**	**27,023,400**	**/ 92.7 %**	**27,223,000**	**/ 93.4 %**	**27,340,800**	**/ 93.8 %**	**27,525,200**	**/ 94.4 %**
Expirations:										
Expiring square footage	–		(453,200)		(335,200)		(83,600)		(184,400) [2]	
Lease terminations	(70,300)		(32,000)		(135,030)		(124,400)		(7,500)	
Total expirations	**(70,300)**		**(485,200)**		**(470,230)**		**(208,000)**		**(191,900)**	
Leases commencing:										
Renewal leases	–		–		72,200		6,100		– [2]	
New leases	58,800		362,100		190,900		84,100		–	
Expansion leases	–		–		7,500		–		7,500	
Other	–		–		–		–		–	
Total leasing activity	**58,800**		**362,100**		**270,600**		**90,200**		**7,500**	
Occupied acquired square feet	–		–		–		–		–	
Occupied disposed square feet	(1,169,400)		(6,870,100)		–		–		–	
Total occupancy activity from acquisitions & dispositions	**(1,169,400)**	**/ 100 %**	**(6,870,100)**		**–**		**–**		**–**	
Other occupancy activity	700		–		–		–		–	
Total occupancy activity	**(1,180,200)**		**(6,993,200)**		**(199,630)**		**(117,800)**		**(184,400)**	
Occupied square feet at end of period / Occupancy Rate	**18,850,000**	**/ 94.8 %**	**20,030,200**	**/ 95.1 %**	**27,023,400**	**/ 92.7 %**	**27,223,000**	**/ 93.4 %**	**27,340,800**	**/ 93.8 %**
Retention[3]		–%		–%		22%		7%		–%

[1] Occupancy changes reflect leasing activity commencing during the quarter.
[2] Expiring square footage includes square footage for tenants who have signed renewal leases.
[3] Retention rate: Renewal leases divided by expiring square footage.

Peakstone REALTY TRUST

27

 NAV Component Summary

NAV Components
As of December 31, 2022

(Unaudited, USD in thousands)

Annualized Base Rents

		ABR	Percentage of Leased Square Feet
Industrial			
Investment grade	$	28,253	27.0 %
Sub-investment grade		17,302	14.4
Unrated credit		6,998	7.2
		52,553	48.6
Office			
Investment grade		90,848	22.0
Sub-Investment grade		34,444	9.0
Unrated credit		6,095	1.5
		131,387	32.4
Industrial and Office Total	$	183,940	81.0 %
Other			
Investment grade	$	18,698	9.6 %
Sub-investment grade		19,922	4.6
Unrated credit		1,382	0.3
	$	40,002	14.5 %
WHOLLY OWNED PORTFOLIO	$	223,942	95.5 %

Balance Sheet Components (cont'd)

LIABILITIES		
Revolving credit facility and term loans[1]	$	950,000
Mortgages payable[1]		540,000
Accrued tenant improvements		620
Prepaid tenant rent		12,399
Real estate taxes payable		6,296
Restricted reserves		627
Deferred compensation		8,913
Distributions payable		12,402
Interest payable		13,654
Other liabilities		25,950
TOTAL LIABILITIES	$	1,570,861
SERIES A PREFERRED SHARES	$	125,000
COMMON SHARES + OP UNITS OUTSTANDING		39,538,000

Balance Sheet Components

NON-OPERATING, NON-COMMERCIAL REAL ESTATE ASSETS		
Cash and cash equivalents	$	233,180
Restricted cash		4,764
Construction in progress		1,994
Investments in unconsolidated entities		178,647
Goodwill/operating company		94,678
Cash - surrender value (DCP)		12,442
Tenant rent receivable		1,814
Prepaid insurance		2,744
Swap assets		41,404
Other assets		14,877
TOTAL NON-OPERATING, NON-COMMERCIAL REAL ESTATE ASSETS	$	586,544

Real Estate Net Book Value

REAL ESTATE NET BOOK VALUE		
Industrial	$	637,298
Office		1,735,181
Industrial and Office Total		2,372,479
Other		512,873
WHOLLY OWNED PORTFOLIO	$	2,885,352

[1] Excludes debt premium and deferred financing costs.

Peakstone REALTY TRUST

29

 Property Information

Property List
As of December 31, 2022

USD in thousands, except annualized base rents / SF metrics

	Segment	Property/Tenant Name	Address	Property Market	Property State	Building Square Feet	Tenancy Type	% Leased[2]	Property Sub Type	Year Built/ Renovated[1,3]	Property WALT	% of Total ABR
1	Industrial	RH	825 Rogers Road	Stockton/Modesto	CA	1,501,400	Single Tenant	100.0 %	Warehouse	2015	7.7	3.3 %
2	Industrial	Amazon (Etna)	11999 National Road	Columbus	OH	856,300	Single Tenant	100.0 %	Warehouse	2016	— [4]	2.7 %
3	Industrial	3M	1650 Macom Drive	Chicago	IL	978,100	Single Tenant	100.0 %	Warehouse	2016	3.8	2.2 %
4	Industrial	Samsonite	10480 Yeager Road	Jacksonville	FL	817,700	Single Tenant	100.0 %	Warehouse	2008	1.9	1.8 %
5	Industrial	Shaw Industries	445 Northport Parkway	Savannah	GA	1,001,500	Single Tenant	100.0 %	Warehouse	2018	10.3	1.5 %
6	Industrial	PepsiCo	8060 State Road 33 North	Tampa	FL	605,400	Single Tenant	100.0 %	Warehouse	2018	5.6	1.4 %
7	Industrial	Amcor	975 West Main Street	Cleveland	OH	586,700	Single Tenant	100.0 %	Manufacturing	1997	9.8	1.2 %
8	Industrial	Amazon (Arlington Heights)	1455 West Cellular Drive	Chicago	IL	182,900	Single Tenant	100.0 %	Warehouse	2020	— [4]	1.1 %
9	Industrial	Fox Head [5]	16752 Armstrong Avenue	Irvine	CA	81,600	Single Tenant	100.0 %	Industrial/R&D	2012	5.0	1.0 %
10	Industrial	Renfro [6]	1702 Springdale Drive	Clinton	SC	566,600	Single Tenant	100.0 %	Warehouse	1986	0.5	1.0 %
11	Industrial	Pepsi Bottling Ventures	390 Business Park Drive	Winston-Salem	NC	526,300	Single Tenant	100.0 %	Warehouse	2008	9.6	0.8 %
12	Industrial	Roush Industries	333/777 Republic Drive	Detroit	MI	169,200	Single Tenant	100.0 %	Industrial/R&D	2000	5.9	0.7 %
13	Industrial	Berry Global	1515 Franklin Boulevard	Chicago	IL	193,700	Single Tenant	100.0 %	Manufacturing	2003	10.0	0.7 %
14	Industrial	OceanX	6390 Commerce Court	Columbus	OH	312,000	Single Tenant	100.0 %	Warehouse	2015	6.6	0.7 %
15	Industrial	Atlas Copco	3301 Cross Creek Parkway	Detroit	MI	120,000	Single Tenant	100.0 %	Industrial/R&D	2014	2.8	0.6 %
16	Industrial	Huntington Ingalls (500 W. Park Lane)	500 West Park Lane	Hampton Roads	VA	258,300	Single Tenant	100.0 %	Warehouse	1999	5.0	0.6 %
17	Industrial	Huntington Ingalls (300 W. Park Lane)	300 West Park Lane	Hampton Roads	VA	257,200	Single Tenant	100.0 %	Warehouse	2000	5.0	0.6 %
18	Industrial	ZF WABCO	8225 Patriot Boulevard	Charleston	SC	145,200	Single Tenant	100.0 %	Warehouse	2016	10.7	0.5 %
19	Industrial	TransDigm	110 Algonquin Parkway	Northern New Jersey	NJ	114,300	Single Tenant	100.0 %	Manufacturing	1986	5.3	0.5 %
20	Industrial	Hopkins	428 Peyton Street	Emporia	KS	320,800	Single Tenant	100.0 %	Manufacturing	2000	14.0	0.4 %
21	Industrial	Fidelity Building Services	25 Loveton Circle	Baltimore	MD	54,800	Single Tenant	100.0 %	Industrial/R&D	1981	12.0	0.3 %
	INDUSTRIAL TOTAL					**9,650,000**		**100.0 %**			**6.7**	**$ 52,553**

(1) Year shown is either the year built or year substantially renovated.
(2) Total calculated as a weighted average based on rentable square feet.
(3) Total calculated as a weighted average based on ABR.
(4) Lease restricts certain disclosures.
(5) Sold in January 2023
(6) Sold in February 2023

Peakstone REALTY TRUST

31

Property List (continued)
As of December 31, 2022

USD in thousands, except annualized base rents / SF metrics

	Segment	Property / Tenant Name	Address	Property Market	Property State	Building Square Feet	Tenancy Type	Leased %[2]	Property Sub Type	Year Built/ Renovated[1,3]	Property WALT[3]	% of Total ABR
22	Office	Southern Company	3525 & 3535 Colonnade Parkway	Birmingham	AL	669,400	Single Tenant	100.0 %	Office	2018	21.2	4.0%
23	Office	Keurig Dr. Pepper (53 South Avenue)	53 South Avenue	Boston	MA	280,600	Single Tenant	100.0 %	Office	2014	6.9	3.9%
24	Office	Freeport McMoRan	333 N. Central Ave	Phoenix	AZ	249,000	Single Tenant	99.0 %	Office	2010	4.4	3.5%
25	Office	Amazon	13820 Sunrise Valley Drive	Herndon	VA	269,900	Single Tenant	100.0 %	Office	2020	9.3	3.5%
26	Office	Maxar Technologies	1300 West 120th Avenue	Denver	CO	430,000	Single Tenant	100.0 %	Office	2002	7.5	3.4%
27	Office	Terraces at Copley Point	5887 Copley Drive	San Diego	CA	201,700	Multi-Tenant	100.0 %	Office	2009	5.4	3.1%
28	Office	LPL (1055 & 1060 LPL Way)	1055 & 1060 LPL Way	Charlotte	SC	307,200	Single Tenant	100.0 %	Office	2016	13.8	2.6%
29	Office	Travel & Leisure, Co.	14 Sylvan Way	Northern New Jersey	NJ	203,500	Single Tenant	100.0 %	Office	2013	6.7	2.6%
30	Office	Wood Group (Westgate III)	17325 Park Row	Houston	TX	226,300	Single Tenant	100.0 %	Office	2014	11.0	2.5%
31	Office	IGT	6355 South Buffalo Drive	Las Vegas	NV	222,300	Single Tenant	100.0 %	Office	2008	8.0	2.3%
32	Office	International Paper	1740 International Drive	Memphis	TN	238,600	Single Tenant	100.0 %	Office	2015	— [4]	2.2%
33	Office	onsemi (5701 N. Pima Road)	5701 N. Pima Road	Phoenix	AZ	133,400	Single Tenant	100.0 %	Office	2017	— [4]	1.5%
34	Office	Zoetis	10 Sylvan Way	Northern New Jersey	NJ	125,700	Single Tenant	100.0 %	Office	2016	— [4]	1.4%
35	Office	McKesson (5801 N. Pima Road)	5801 North Pima Road	Phoenix	AZ	124,900	Single Tenant	100.0 %	Office	2019	— [4]	1.3%
36	Office	McKesson (5601 N. Pima Road)	5601 North Pima Road	Phoenix	AZ	138,200	Single Tenant	100.0 %	Office	2017	— [4]	1.3%
37	Office	40 Wight	40 Wight Avenue	Baltimore	MD	132,200	Single Tenant	93.0 %	Office	2017	9.8	1.3%
38	Office	York Space Systems (East Village)	6060 South Willow Drive	Denver	CO	138,100	Single Tenant	100.0 %	Office/R&D	2020	9.0	1.3%
39	Office	Corteva Agriscience	8501 NW 62nd Ave	Des Moines	IA	184,300	Single Tenant	100.0 %	Office/Lab	2014	3.9	1.3%
40	Office	Keurig Dr. Pepper (63 South Avenue)	63 South Avenue	Boston	MA	150,700	Single Tenant	100.0 %	Office/Lab/R&D	2013	6.9	1.2%
41	Office	LPL (1040 LPL Way)	1040 LPL Way	Charlotte	SC	144,400	Single Tenant	100.0 %	Office	2016	13.8	1.2%
42	Office	Toshiba TEC	3901 South Miami Boulevard	Raleigh/Durham	NC	200,800	Single Tenant	100.0 %	Office	2016	5.3	1.2%
43	Office	Mercury Systems	50 Minuteman Road	Boston	MA	145,300	Single Tenant	100.0 %	Office/Lab	1997	9.3	1.1%

(1) Year shown is either the year built or year substantially renovated.
(2) Total calculated as a weighted average based on rentable square feet.
(3) Total calculated as a weighted average based on ABR.
(4) Lease restricts certain disclosures.
(5) Amazon was sold in March 2023.

Peakstone REALTY TRUST

32

Property List (continued)
As of December 31, 2022

USD in thousands, except annualized base rents / SF metrics

	Segment	Property/Tenant Name	Address	Property Market	Property State	Building Square Feet	Tenancy Type	% Leased[2]	Property Sub Type	Year Built/ Renovated[1, 3]	Property WALT[3]	% of Total ABR
44	Office	Occidental Petroleum	501 North Division Street	Platteville	CO	114,500	Single Tenant	100.0 %	Office	2013	10.8	1.0 %
45	Office	Avnet (Phoenix)	2211 S 47th Street	Phoenix	AZ	176,400	Single Tenant	100.0 %	Office	1997	3.7	1.0 %
46	Office	PPG	400 Bertha Lamme Drive	Pittsburgh	PA	118,000	Single Tenant	100.0 %	Office	2010	8.0	1.0 %
47	Office	MISO	720 City Center Drive	Indianapolis	IN	133,400	Single Tenant	100.0 %	Office	2016	5.3	0.9 %
48	Office	Amentum (Heritage III)	13500 Heritage Parkway	Dallas/Fort Worth	TX	119,000	Single Tenant	100.0 %	Office	2006	— [4]	0.9 %
49	Office	Draeger Medical Systems	Six Tech Drive	Boston	MA	128,400	Single Tenant	100.0 %	Office/Lab	2020	8.5	0.8 %
50	Office	Fresenius Medical Care	3355 Earl Campbell Pkwy	Tyler	TX	81,000	Single Tenant	100.0 %	Office	2016	8.8	0.8 %
51	Office	Cigna (500 Great Circle Road)	500 Great Circle Road	Nashville	TN	72,200	Single Tenant	100.0 %	Office	2012	4.5	0.6 %
52	Office	Cigna (Express Scripts)	501 Ronda Court	Pittsburgh	PA	70,500	Single Tenant	100.0 %	Office/Data Center	2015	2.5	0.6 %
53	Office	AT&T (14500 NE 87th Street)	14500 NE 87th Street	Seattle/Puget Sound	WA	60,000	Single Tenant	100.0 %	Office/Data Center	1995	4.7	0.6 %
54	Office	AT&T (14520 NE 87th Street)	14520 NE 87th Street	Seattle/Puget Sound	WA	59,800	Single Tenant	100.0 %	Office/Data Center	1995	4.7	0.6 %
55	Office	Parallon	6451 126th Avenue North	Tampa	FL	83,200	Single Tenant	100.0 %	Office	2013	2.2	0.6 %
56	Office	Tech Data	19031 Ridgewood Parkway	San Antonio	TX	58,000	Single Tenant	100.0 %	Office	2014	1.9	0.4 %
57	Office	Rapiscan Systems	23 Frontage Road	Boston	MA	64,200	Single Tenant	100.0 %	Office/Lab	2014	4.4	0.4 %
58	Office	136 & 204 Capcom	136 & 204 Capcom Avenue	Raleigh/Durham	NC	63,000	Multi Tenant	100.0 %	Office/R&D	2010	3.2	0.4 %
59	Office	AT&T (14560 NE 87th Street)	14560 NE 87th Street	Seattle/Puget Sound	WA	36,000	Single Tenant	100.0 %	Office/Data Center	1995	4.7	0.4 %
60	Office	530 Great Circle Road	530 Great Circle Road	Nashville	TN	98,400	Single Tenant	100.0 %	Office/Lab	2011	— [4]	— %
	OFFICE TOTAL					**6,452,400**		**99.8 %**			**7.5**	**$ 131,387**

(1) Year shown is either the year built or year substantially renovated.
(2) Total calculated as a weighted average based on rentable square feet.
(3) Total calculated as a weighted average based on ABR.
(4) Lease restricts certain disclosures.

Peakstone REALTY TRUST

33

 Address  Property Market  Property State  Building Square Feet  Tenancy Type  %  Leased  2  Property Sub- Type  Renovated  Year Built/  1 3  WALT  Property  3  % of Total ABR  61 Other Wyndham Hotels & Resorts 22 Sylvan Way  Northern New Jersey NJ  249,400  Single Tenant  100.0 % Office  2009  6.7  3.2%  62  Other  Wood Group (Westgate II)  17320 Katy Freeway  Houston  TX  186,300  Single Tenant  100.0 %  Office  2014  1.3  2.0%  63  Other  Schlumberger  1200 Enclave Parkway  Houston  TX  149,700  Single Tenant  98.3 %  Office  1999  —  4  1.6%  64  Other  Level 3 (ParkRidge One)  10475 Park Meadows Drive  Denver  CO  166,700  Single Tenant  100.0 %  Office  1999  —  4  1.5%  65  Other  Raytheon Technologies  2730 West Tyvola Road  Charlotte  NC  198,900  Single Tenant  100.0 %  Office  1999  —  4  1.4%  66  Other  Hitachi Energy USA  500 West Highway 94  Jefferson City  MO  660,000  Single Tenant  100.0 %  Manufacturing  1972  1.7  1.2%  67  Other  Avnet (Chandler)  6700 West Morelos Place  Phoenix  AZ  231,500  Single Tenant  100.0 %  Industrial/R&D  2008  —  4  1.2%  68  Other  Franklin Center  6841 Benjamin Franklin Drive  Baltimore  MD  202,500  Multi-Tenant  55.0 %  Office  2008  3.6  1.2%  69  Other  KBR  345 Bob Heath Drive  Huntsville  AL  120,000  Single Tenant  100.0 %  Office  2013  0.7  0.9%  70  Other  30 Independence  30 Independence Boulevard  Northern New Jersey  NJ  207,300  Multi-Tenant  52.0 %  Office  2020  8.4  0.8%  71  Other  Northrop Grumman  4065 Colonel Glenn Highway  Cincinnati/Dayton  OH  99,200  Single Tenant  100.0 %  Office  2012  1.7  0.7%  72  Other  MGM Corporate Center (880 Grier Drive)  880 Grier Drive  Las Vegas  NV  81,000  Single Tenant  100.0 %  Office  1988  1.7  0.6%  73  Other  Hitachi Astemo  9296 Intermodal North Court  Columbus  OH  304,600  Single Tenant  100.0 %  Warehouse  2014  2.2  0.5%  74  Other  MGM Corporate Center (840 Grier Drive)  840 Grier Drive  Las Vegas  NV  60,500  Single Tenant  100.0 %  Office  1997  1.7  0.4%  75  Other  Administrative Office of Pennsylvania Courts  5035 Ritter Road  Harrisburg  PA  56,600  Single Tenant  100.0 %  Office/Data Center  1988  1.5  0.3%  76  Other  Owens Corning  4535 Enterprise Drive Northwest  Charlotte  NC  61,200  Single Tenant  100.0 %  Manufacturing  1998  2.0  0.2%  77  Other  MGM Corporate Center (950 Grier Drive)  950 Grier Drive  Las Vegas  NV  26,800  Single Tenant  100.0 %  Office  1989  1.7  0.1%  78  Other  Gold Pointe Corp Ctr Bldg C  11971 Foundation Place  Sacramento  CA  145,900  Single Tenant  3.0 %  Office  2002  —  — %  79  Other  Quebec Court II  5800 South Quebec Street  Denver  CO  157,300  Single Tenant  — %  Office  1980  —  — %  80  Other  Park Meadows Corporate Center II  10002 Park Meadows Drive  Denver  CO  70,300  Single Tenant  — %  Office  2000  —  — %  81  Other  Crosspoint  20022 North 31st Avenue  Phoenix  AZ   351,600   Multi-Tenant   8.0 %  Office  2021 —   4  — %  OTHER TOTAL   3,787,300    75.4%   3.1   $ 40,002  TOTAL CONSOLIDATED PORTFOLIO   19,889,700    95.5%   7.1   $ 223,942  31  Property List (continued)  As of December 31, 2022  USD in thousands, except annualized base rents / SF metrics  Segment Property / Tenant Name  Year shown is either the year built or year substantially renovated.  Total calculated as a weighted average based on rentable square feet.  Total calculated as a weighted average based on ABR.  Lease restricts certain disclosures.

 Portfolio Characteristics

 1 Weighted average rental increase is based on the remaining term of each lease as of December 31, 2022. Excludes leases with remaining term less than one year.  Lease Escalation Frequency  Annually  % Annualized Base Rents  86.3%  Growth Rate 1  2.1%  Every 5 Years  10.2  0.6  Other Frequencies  2.0  4.1  No Escalations   1.5   —  PORTFOLIO TOTAL / WEIGHTED AVERAGE   100.0%    2.0%   Wtd. Avg. Annual  Rent Growth  As of December 31, 2022  Annually 84.9%  Every 5 Years  11.0%  Other Frequencies 2.5%  No Escalations 2.0%  Annually 89.0%  Other Frequencies 4.4%  No Escalations 6.6%  Annually 92.6%  Every 5 Years  7.4%  Annually 83.4%  36  Every 5 Years  14.9%  Other 1.7%  Industrial  Industrial and Office  Office  Other

 Tenant/Major Tenant  Rating1  Top 10 Tenants  % of Annualized Base Rents2  WALT (years)  1 Amazon3  AA  7.3%  8.9  2 Keurig Dr. Pepper  BBB  5.1  6.9  3 Wood Group USA4  HY65  4.5  6.6  4 Southern Company Services  BBB+  4.0  21.2  5 LPL  Baa36  3.8  13.8  6 Freeport McMoRan  Baa26  3.5  4.4  7 Maxar Technologies  B+  3.4  7.5  8 RH  Ba36  3.3  7.7  9 Wyndham Hotels & Resorts  BB-  3.2  6.7  10 McKesson  BBB+   2.7    5.8   Top 10 Total/Average Lease Term   40.8%    9.1   Investment Grade Rating of:  Tenant Profile  Tenant 30.8 %  Guarantor 12.5   Number of Tenants 74  Average Square Footage Leased per Tenant 254,736  Tenant/Guarantor 43.3  Parent 18.2   Average Annualized Base Rents per Sq Ft - Office $20.36  Average Annualized Base Rents per Sq Ft - Industrial $5.45  Total Investment Grade 61.5 %  Average Annualized Base Rents per Sq Ft - Other $10.56  Weighted Average Credit Rating BBB-  Weighted Average Lease Term (WALT) 7.1  Tenant Concentration: Consolidated  As of December 31, 2022  36  1 Represents S&P ratings of tenants, guarantors, or non-guarantor parent entities, issued at http://www.spgglobal.com, unless otherwise noted.  2 Based on annualized base rents by tenant as compared to consolidated total.  3 Represents the combined base rental revenue for the three properties (one sold subsequent to year end).  4 Represents the combined base rental revenue for two properties.  5 Represents a rating issued by Bloomberg services.  6 Represents a rating issued by Moody's at http://www.moodys.com.

 Tenant/Major Tenant  Rating1  Top 10 Tenants  % of Annualized Base Rents2  WALT (years)  1 Amazon  AA  8.9%  8.9  2 Keurig Dr. Pepper  BBB  6.2  5.3  3 Southern Company  BBB+  4.9  21.2  4 LPL  Baa34  4.6  13.8  5 Freeport McMoran  Baa24  4.3  4.4  6 Maxar Technologies  B+  4.1  7.5  7 RH  Ba34  4.0  7.7  8 McKesson  BBB+  3.2  5.8  9 Travel & Leisure, Co.  BB-  3.1  6.7  10 Wood Group  HY63   3.0    11.0   Top 10 Total/Average Lease Term   46.3%    9.4   Investment Grade Rating of:  Tenant Profile  Tenant 32.1 %  Guarantor 13.7   Number of Tenants 54  Average Square Footage Leased per Tenant 296,159  Tenant/Guarantor 45.8  Parent 18.9   Average Annualized Base Rents per Sq Ft: Industrial and Office $11.42 Weighted Average Lease Term (WALT) 8.0  Total Investment Grade 64.7 %  Weighted Average Credit Rating BBB  Tenant Concentration: Industrial and Office  As of December 31, 2022  36  1 Represents S&P ratings of tenants, guarantors, or non-guarantor parent entities, issued at http://www.spgglobal.com, unless otherwise noted.  2 Based on annualized base rents by tenant for industrial and office segments.  3 Represents a rating issued by Bloomberg services.  4 Represents a rating issued by Moody's at http://www.moodys.com.

 Tenant/Major Tenant  Rating1  Top 10 Tenants  % of Annualized Base Rents2  WALT (years)  1 Amazon  AA  16.1%  8.6  2 RH  Ba34  14.0  7.7  3 3M Company  A+  9.3  3.8  4 Samsonite  Ba24  7.7  1.9  5 Shaw Industries  AA  6.3  10.3  6 PepsiCo  A+  6.0  5.6  7 Amcor  BBB  5.1  9.8  8 Huntington Ingalls  BBB-  4.8  5.0  9 Fox Head6  BB  4.2  5.0  10 Renfro Corporation6  NR   4.1    0.5   Top 10 Total/Average Lease Term   77.6%    6.3   Investment Grade Rating of:  Tenant Profile  Tenant 9.3 %  Guarantor 18.7   Number of Tenants 19  Average Square Footage Leased per Tenant 507,895  Tenant/Guarantor 28.0  Parent 25.8   Average Annualized Base Rents per Sq Ft: Industrial $5.45  Weighted Average Lease Term (WALT) 6.7  Total Investment Grade 53.8 %  Weighted Average Credit Rating BBB  Tenant Concentration: Industrial  As of December 31, 2022  36  1 Represents S&P ratings of tenants, guarantors, or non-guarantor parent entities, issued at http://www.spgglobal.com, unless otherwise noted.  2 Based on annualized base rents by tenant for industrial segment.  3 Represents a rating issued by Bloomberg services.  4 Represents a rating issued by Moody's at http://www.moodys.com.  5 Indicates that the tenant is not rated by the major credit agencies used.  6 Assets were sold subsequent to year-end December 31, 2022.

 Tenant/Major Tenant  Rating1  Top 10 Tenants  % of Annualized Base Rents2  WALT (years)  1 Keurig Dr. Pepper  BBB  8.7%  6.9  2 Southern Company Services  BBB+  6.9  21.2  3 LPL  Baa33  6.5  13.8  4 Freeport McMoRan  Baa23  6.0  4.4  5 Amazon  AA  6.0  9.3  6 Maxar Technologies  B+  5.7  7.5  7 McKesson  BBB+  4.5  5.7  8 Wyndham Hotels & Resorts  BB-  4.4  6.7  9 Wood Group  HY64  4.2  11.0  10 IGT  BB+   3.8    8.0   Top 10 Total/Average Lease Term   56.7%    9.8   Investment Grade Rating of:  Tenant Profile  Tenant 41.2 %  Number of Tenants 35  Guarantor 11.8   Average Square Footage Leased per Tenant 181,217  Tenant/Guarantor 53.0  Parent 16.1   Total Investment Grade 69.1 %  Average Annualized Base Rents per Sq Ft: Office $20.36  Weighted Average Lease Term (WALT) 8.5  Weighted Average Credit Rating BBB  Tenant Concentration: Office  As of December 31, 2022  36  1 Represents S&P ratings of tenants, guarantors, or non-guarantor parent entities, issued at http://www.spgglobal.com, unless otherwise noted.  2 Based on annualized base rents by tenant for office segment.  3 Represents a rating issued by Moody's at http://www.moodys.com.  4 Represents a rating issued by Bloomberg services.

 Industry Concentration: Consolidated  As of December 31, 2022  36  Industry  Top 10 Industries  % of Annualized Base Rents1  Top 20 Sub-Industries  Sub-Industry  % of Annualized Base Rents1  1 Capital Goods  15.3%  1 Aerospace & Defense  10.3%  2 Consumer Services  9.5  2 Soft Drinks  7.3  3 Materials  8.8  3 Internet & Direct Marketing Retail  7.3  4 Food, Beverage & Tobacco  7.3  4 Oil & Gas Equipment & Services  6.1  5 E-Commerce  7.3  5 Hotels, Resorts & Cruise Lines  5.8  6 Energy  7.1  6 Health Care Services  4.1  7 Health Care Equipment & Services  6.2  7 Renewable Electricity  4.0  8 Commercial & Professional Services  5.5  8 Investment Banking & Brokerage  3.8  9 Consumer Durables & Apparel  5.2  9 Copper  3.5  10 Utilities   4.9   10 Paper Packaging  3.4  Top 10 total   77.1%  11 Casinos & Gaming  3.3  All others  22.9%  12 Commercial & Professional Services  3.3  13 Homefurnishing Retail  3.3  14 Apparel, Accessories & Luxury Goods  2.8  15 Technology Distributors  2.6  16 Integrated Telecommunication Services  2.6  17 Industrial Conglomerates  2.2  18 IT Consulting & Other Services  2.0  19 Textiles  1.5  20 Alternative Carriers   1.5   Top 20 total   80.7 %  All others  19.3%  1 Based on annualized base rents for wholly owned portfolio.

 Industry Concentration: Industrial and Office  As of December 31, 2022  2  Materials  10.8  3  Food, Beverage & Tobacco  8.9  4  E-Commerce  8.9  5  Health Care Equipment & Services  7.5  6  Consumer Durables & Apparel  6.4  7  Utilities  6.0  8  Consumer Services  5.9  9  Commercial & Professional Services  5.2  10  Retailing  5.2  Top 10 total 78.7 %  All others 21.3%  36  2  Soft Drinks  8.9  3  Internet & Direct Marketing Retail  8.9  4  Health Care Services  5.0  5  Renewable Electricity  4.9  6  Investment Banking & Brokerage  4.6  7  Copper  4.3  8  Paper Packaging  4.1  9  Commercial & Professional Services  4.0  10  Homefurnishing Retail  4.0  11  Apparel, Accessories & Luxury Goods  3.4  12  Integrated Telecommunication Services  3.2  13  Hotels, Resorts & Cruise Lines  3.1  14  Oil & Gas Equipment & Services  3.0  15  Casinos & Gaming  2.7  16  Industrial Conglomerates  2.7  17  Textiles  1.8  18  Semiconductors  1.8  19  Technology Distributors  1.7  20  Pharmaceuticals  1.7  Top 20 total 83.7 %  All others 16.3 %  Top 10 Industries  Top 20 Sub-Industries  Industry  % of Annualized Base Rents1  Sub-Industry  % of Annualized Base Rents1  1 Capital Goods  13.9%  1 Aerospace & Defense  9.9%  1 Based on annualized base rents for the industrial and office segments.

 Industry Concentration: Industrial  As of December 31, 2022  2  Capital Goods  20.9  3  E-Commerce  16.1  4  Retailing  14.0  5  Food, Beverage & Tobacco  9.6  6  Materials  7.9  7  Automobiles & Components  5.0  8  Commercial & Professional Services  4.1  Top 8 total 100.0 %  All others — %  36  2  Homefurnishing Retail  14.0  3  Apparel, Accessories & Luxury Goods  11.8  4  Soft Drinks  9.6  5  Industrial Conglomerates  9.3  6  Aerospace & Defense  6.9  7  Textiles  6.3  8  Paper Packaging  5.1  9  Leisure Products  4.2  10  Diversified Support Services  4.2  11  Auto Components  3.2  12  Metal & Glass Containers  2.8  13  Industrial Machinery  2.6  14  Construction Machinery & Heavy Trucks  2.1  15  Auto Parts & Equipment  1.8  Top 15 total 100.0 %  All others — %  Top 8 Industries  Top 15 Industries  Industry  % of Annualized Base Rents1  Sub-Industry  % of Annualized Base Rents1  1 Consumer Durables & Apparel  22.4%  1 Internet & Direct Marketing Retail  16.1%  1 Based on annualized base rents for industrial segment.

 Industry Concentration: Office  As of December 31, 2022  2  Capital Goods  11.1  3  Health Care Equipment & Services  10.5  4  Food, Beverage & Tobacco  8.7  5  Utilities  8.4  6  Consumer Services  8.2  7  Diversified Financials  6.6  8  E-Commerce  6.0  9  Energy  6.0  10  Commercial & Professional Services  5.6  Top 10 total 83.0 %  All others 17.0%  36  2  Soft Drinks  8.7  3  Health Care Services  6.9  4  Renewable Electricity  6.9  5  Investment Banking & Brokerage  6.5  6  Copper  6.0  7  Internet & Direct Marketing Retail  6.0  8  Commercial & Professional Services  5.6  9  Integrated Telecommunication Services  4.5  10  Hotels, Resorts & Cruise Lines  4.4  11  Oil & Gas Equipment & Services  4.2  12  Casinos & Gaming  3.8  13  Paper Packaging  3.8  14  Semiconductors  2.5  15  Technology Distributors  2.4  16  Pharmaceuticals  2.4  17  Fertilizers & Agricultural Chemicals  2.2  18  Technology Hardware, Storage & Peripherals  2.0  19  Oil & Gas Exploration & Production  1.8  20  Home Improvement Retail  1.7  Top 20 total  93.4  All others 6.6 %  Top 10 Industries  Top 20 Sub-Industries  Industry  % of Annualized Base Rents1  Sub-Industry  % of Annualized Base Rents1  1 Materials  11.9%  1 Aerospace & Defense  11.1%  1 Based on annualized base rents for office segment.

 Geographic Distribution (% of Annualized Base Rents1)  Market Concentration: Consolidated  As of December 31, 2022  (USD in thousands)  Top 10 Markets (% of Annualized Base Rents)  Markets  Annualized Base Rents  % of Annualized Base Rents1  1  Phoenix  $  22,069  9.9%  2  Northern New Jersey  18,862  8.4  3  Boston  16,673  7.4  4  Denver  13,758  6.1  5  Houston  13,593  6.1  6  Charlotte  12,039  5.4  7  Birmingham  9,043  4.0  8  Chicago  8,764  3.9  9  Columbus  8,729  3.9  10 Washington, DC   7,861    3.5   Top 10 total   $ 131,391    58.6%  9.9%  36  8.4%  8.1%  7.4%  7.3%  7.2%  5.8%  5.3%  5.0%  4.6%  31.0%  Arizona  New Jersey  Texas  Massachusetts  California  Colorado  Ohio  South Carolina  Alabama  Virginia  All Others  1 Based on annualized base rents for wholly owned portfolio.

 Geographic Distribution (% of Annualized Base Rents1)  Market Concentration: Industrial and Office  As of December 31, 2022  (USD in thousands)  Top 10 Markets (% of Annualized Base Rents)  Markets  Annualized Base Rents  % of Annualized Base Rents1  1  Phoenix  $  19,345  10.5%  2  Boston  16,673  9.1  3  Denver  10,436  5.7  4  Northern New Jersey  9,913  5.4  5  Birmingham  9,043  4.9  6  Chicago  8,764  4.8  7  Charlotte  8,552  4.6  8  Washington, DC  7,861  4.3  9  Columbus  7,557  4.1  10 Stockton/Modesto   7,340   4.0  Top 10 total   $ 105,484   57.4%  10.5%  36  9.1%  8.9%  6.9%  6.4%  5.6%  5.6%  5.5%  5.4%  4.9%  31.1%  Arizona  Massachusetts  California  Colorado  South Carolina  Virginia  Ohio  Texas  New Jersey  Alabama  All Others  1 Based on annualized base rents for the industrial and office segments.

 Geographic Distribution (% of Annualized Base Rents1)  Market Concentration: Industrial  As of December 31, 2022  (USD in thousands)  Markets  Top 10 Markets (% of Annualized Base Rents)  Annualized Base Rents  % of Annualized Base Rents1  1 Chicago  $  8,764  17.0%  2  Columbus  7,557  14.0  3  Stockton/Modesto  7,340  14.0  4  Jacksonville  4,054  8.0  5  Savannah  3,335  6.0  6  Tampa  3,143  6.0  7  Detroit  3,019  6.0  8  Cleveland  2,662  5.0  9  Hampton Roads  2,513  5.0  10  Orange County   2,201   4.0  Top 10 total   $ 44,588   85.0%  19.4%  36  18.2%  16.7%  13.7%  6.3%  6.3%  5.7%  4.8%  3.6%  2.1%  3.2%  Ohio  California  Illinois  Florida  Georgia  South Carolina  Michigan  Virginia  North Carolina  New Jersey  All Others  1 Based on annualized base rents for industrial segment.

 Geographic Distribution (% of Annualized Base Rents1)  Market Concentration: Office  As of December 31, 2022  (USD in thousands)  Top 10 Markets (% of Annualized Base Rents)  Markets  Annualized Base Rents  % of Annualized Base Rents1  1  Phoenix  $  19,345  15.0%  2  Boston  16,673  13.0  3  Denver  10,436  8.0  4  Birmingham  9,043  7.0  5  Northern New Jersey  8,822  7.0  6  Charlotte  8,552  7.0  7  Washington, DC  7,861  6.0  8  San Diego  6,909  5.0  9  Houston  5,544  4.0  10 Las Vegas   5,041   4.0  Top 10 total   $ 98,226   76.0%  14.7%  12.7%  9.7%  1 Based on annualized base rents for office segment.  48  7.7%  6.9%  6.7%  6.5%  6.0%  5.3%  4.9%  Arizona  Massachusetts  Colorado  Texas  Alabama  New Jersey  South Carolina  Virginia  California  Tennessee

 Lease Expirations: Consolidated  As of December 31, 2022  (USD in thousands)  1 Based on annualized base rents for wholly owned portfolio.  2 Vacant square footage includes three properties.  $24,003  $9,242  $12,567  $14,179  $20,990  $33,887  $25,786  $19,322  $6,583  2023 2024 2025  2026  2027  2028  2029  2030  2031  >2032  >2032 7 12 1 20 5,223,800 57,383 25.8  Vacant 2   — —    — —    896,600    — —   Totals   21 42    24 87    19,887,100 3   $ 223,942 100.0%   Lease Maturity Schedule (by Annualized Base Rents)  $57,383  3 Excludes approximately 2K of SF related to cafes.  49  Expiring Leases  Year  Industrial  Office  Other  Total  Approx. Square Feet  Annualized Base Rents  % of Annualized Base  Rents1  2023  1  1  1  3  746,600  $  6,583  2.9%  2024  1  1  9  11  2,357,400  24,003  10.7  2025  1  3  3  7  869,400  9,242  4.1  2026  1  2  1  4  1,449,100  12,567  5.6  2027  —  7  —  7  570,700  14,179  6.3  2028  6  3  5  14  2,233,700  20,990  9.4  2029  1  6  1  8  1,565,800  33,887  15.1  2030  1  3  3  7  2,385,100  25,786  11.5  2031  2  4  —  6  1,588,900  19,322  8.6

 Lease Expirations: Industrial and Office  As of December 31, 2022  (USD in thousands)  Lease Maturity Schedule (by Annualized Base Rents)  $4,473  $5,036  $4,583  $9,974  2023  2024  2025  2026  2027  2028  2029  2030  2031  >2032  1 Based on annualized base rents for the industrial and office segments.  50  $14,179  $18,266  $26,622  $24,404  $19,322  $57,081  Expiring Leases  Year  Industrial  Office  Approx. Square Feet  Annualized Base Rents  % of Annualized Base Rents1  2023  1  1  626,600  $  4,473  2.4%  2024  1  1  875,700  5,036  2.7%  2025  1  3  304,700  4,583  2.5%  2026  1  2  1,338,800  9,974  5.4%  2027  —  7  570,700  14,179  7.7%  2028  6  3  1,958,400  18,266  9.9%  2029  1  6  1,316,400  26,622  14.5%  2030  1  3  2,311,700  24,404  13.3%  2031  2  4  1,588,900  19,322  10.5%  >2032  7  12  5,199,100  57,081  31.0%  Vacant 1   —    — 11,500    —    —   Totals   21    42 16,102,500    $ 183,940    100.0%

 Lease Expirations: Industrial  As of December 31, 2022  (USD in thousands)  Lease Maturity Schedule (by Annualized Base Rents)  $2,161  51  $4,054  $1,354  $4,902  $—  $10,613  $1,482  $7,340  $8,451  $12,196  2025  2026  2027  2028  2029  2030  2031  >2032  Expiring Leases  Year  Leases  Approx. Square Feet  Annualized Base Rents  % of Annualized Base Rents1  2023  1  566,600  $  2,161  4.1%  2024  1  817,700  4,054  7.7%  2025  1  120,000  1,354  2.6%  2026  1  978,100  4,902  9.3%  2027  —  —  —  — %  2028  6  1,486,000  10,613  20.2%  2029  1  312,000  1,482  2.8%  2030  1  1,501,400  7,340  14.0%  2031  2  1,039,200  8,451  16.1%  >2032  7  2,829,000  12,196  23.2 %  Vacant   —    —    —    — %  Totals   21    9,650,000    $ 52,553    100.0%  2023 2024  1 Based on annualized base rents for industrial segment.

 Lease Expirations: Office  As of December 31, 2022  (USD in thousands)  Lease Maturity Schedule (by Annualized Base Rents)  $2,312  52  $982  $3,229  $5,072  $14,179  $7,653  $25,140  $17,064  $10,871  $44,885  2025  2026  2027  2028  2029  2030  2031  >2032  Expiring Leases  Year  Leases  Approx. Square Feet  Annualized Base Rents  % of Annualized Base Rents1  2023  1  60,000  $  2,312  1.8%  2024  1  58,000  982  0.7%  2025  3  184,700  3,229  2.5%  2026  2  360,700  5,072  3.9%  2027  7  570,700  14,179  10.8%  2028  3  472,400  7,653  5.8%  2029  6  1,004,400  25,140  19.1%  2030  3  810,300  17,064  13.0%  2031  4  549,700  10,871  8.3%  >2032  12  2,370,100  44,885  34.1 %  Vacant   —    11,500    —    — %  Totals   42    6,452,500    $ 131,387    100.0%  2023 2024  1 Based on annualized base rents for office segment.

 Portfolio Concentrations: Other  As of December 31, 2022  (USD in thousands)  Lease Maturity Schedule (by Annualized Base Rents1)  $18,967  $4,659  $2,593  $—  $2,724  $7,265  $1,382  $—  $302  2026  2027  2028  2029  2030  2031  >2032  2024  9  1,481,700  18,967  47.4  2025  3  564,700  4,659  11.6  2026  1  110,300  2,593  6.5  2027  —  —  —  —  2028  5  275,300  2,724  6.8  2029  1  249,400  7,265  18.2  2030  3  73,400  1,382  3.5  2031  —  —  —  —  >2032  1  24,700  302  0.7  Vacant   —    885,000    —    —   Totals   24    3,784,500    $ 40,002    100.0%  52  Expiring Leases  Year  Total  Approx. Square Feet  Annualized Base Rents  % of Annualized Base Rents1  2023  1  120,000 $  2,110  5.3%  $2,110  2023 2024 2025  1 Based on annualized base rents by expiring leases for other segment.

 Geographic Distribution (% of Annualized Base Rents1)  Portfolio Concentrations: Other (continued)  As of December 31, 2022  (USD in thousands)  Top 10 Markets (% of Annualized Base Rents)  Markets  Annualized Base Rents  % of Annualized Base Rents1  1  Northern New Jersey  $  8,949  22.4%  2  Houston  8,049  20.1  3  Charlotte  3,487  8.7  4  Denver  3,322  8.3  5  Jefferson City  2,798  7.0  6  Phoenix  2,724  6.8  7  Baltimore  2,593  6.5  8  Las Vegas  2,417  6.0  9  Huntsville  2,110  5.3  10 Dayton   1,632   4.1  Top 10 total   $ 38,081   95.2%  22.4%  52  20.1%  8.7%  8.3%  7.0%  7.0%  6.8%  6.5%  6.0%  5.3%  New Jersey  Texas  North Carolina  Colorado  Ohio  Missouri  Arizona  Maryland  Nevada  Alabama  1 Based on annualized base rents for other segment.

 Notes & Definitions

 Notes & Definitions  ABR (Annualized Base Rents)  56  “Annualized base rents” or “ABR” means the contractual base rent before abatements and deducting base year operating expenses for gross and modified gross leases as of December 31, 2022, unless otherwise specified, multiplied by 12 months. For properties in our portfolio that had rent abatements as of December 31, 2022, we used the monthly contractual base rent payable following expiration of the abatement.  Adjusted EBITDA  Adjusted EBITDA means an amount, as defined in the Company's credit facility agreement, derived from (a) net income before (b) interest, taxes, depreciation and amortization (EBITDA), plus (c) acquisition fees and expenses, (d) asset and property management fees, (e) straight-line rents and in-place lease amortization for the period, further adjusted for (f) acquisitions that have closed during the period, (g) certain reserves for capital expenditures, and (f) excluding activity relating to any partnership to the extent we are not a general partner and to the extent we are not liable for the associated indebtedness.  EBITDA  EBITDAre  Earnings before interest, tax, depreciation and amortization.  The National Association of Real Estate Investment Trusts ("NAREIT") has defined EBITDAre as follows: (a) GAAP Net Income plus (b) interest expense plus (c) income tax expense plus (d) depreciation and amortization plus/minus (e) losses and gains on the disposition of depreciated property, including losses/gains on change of control plus (f) impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate. Adjustments to reflect the entity's share of EBITDAre of consolidated affiliates.  Normalized EBITDAre  We use Normalized EBITDAre as a non-GAAP supplemental performance measure to evaluate the operating performance of the Company. Normalized EBITDAre, as defined by the Company, represents EBITDAre (as defined by NAREIT), modified to exclude nonroutine items such as acquisition-related expenses, employee separation expenses and other non-routine costs. Normalized EBITDAre also omits the Normalized EBITDAre impact of properties sold during the period and extrapolate the operations of acquired properties to estimate a full quarter of ownership. We may also exclude the annualizing of large transaction items such as termination income recognized during the quarter. Management believes these adjustments to reconcile to Normalized EBITDAre provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. Therefore, Normalized EBITDAre should not be considered as an alternative to net income, as computed in accordance with GAAP. Normalized EBITDAre may not be comparable to similarly titled measures of other companies.  Economic Occupancy  Leases effective as of the reporting date.  Fixed Charge Coverage  Adjusted EBITDA annualized divided by sum of principal paid and due, interest expense, and cash dividends on preferred stock.

 Notes & Definitions (continued)  56  Funds from Operations ("FFO") and Adjusted Funds from Operations ("AFFO")  Our reported results are presented in accordance with GAAP. We also disclose FFO and AFFO both of which are non-GAAP financial measures. We believe these two non-GAAP financial measures are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs.  We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). FFO is defined as net income or loss computed in accordance with GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable real estate assets, adding back impairment write-downs of depreciable real estate assets, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships, joint ventures and preferred distributions. Because FFO calculations exclude such items as depreciation and amortization of depreciable real estate assets and gains and losses from sales of depreciable real estate assets (which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful-life estimates), they facilitate comparisons of operating performance between periods and between other REITs. As a result, the Company believes that the use of FFO, together with the required GAAP presentations, provides a more complete understanding of the Company's performance relative to its competitors and a more informed and appropriate basis on which to make decisions involving operating, financing, and investing activities. It should be noted, however, that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than the Company does, making comparisons less meaningful.  Additionally, the Company uses AFFO as a non-GAAP financial measure to evaluate the Company's operating performance. AFFO excludes non-routine and certain non-cash items such as revenues in excess of cash received, amortization of share-based compensation net, deferred rent, amortization of in-place lease valuation, acquisition-related costs, financed termination fee, net of payments received, gain or loss from the extinguishment of debt, [unrealized gains (losses) on derivative instruments,] write-off transaction costs and other one-time transactions. FFO and AFFO have been revised to include amounts available to both common shareholders and limited partners for all periods presented.  AFFO is a measure used among the Company's peer group. The Company also believes that AFFO is a recognized measure of sustainable operating performance by the REIT industry. Further, the Company believes AFFO is useful in comparing the sustainability of its operating performance with the sustainability of the operating performance of other real estate companies.

 Notes & Definitions (continued)  Funds from Operations ("FFO") and Adjusted Funds from Operations ("AFFO") - cont.  56  Management believes that AFFO is a beneficial indicator of its ongoing portfolio performance and ability to sustain its current distribution level. More specifically, AFFO isolates the financial results of the Company's operations. AFFO, however, is not considered an appropriate measure of historical earnings as it excludes certain significant costs that are otherwise included in reported earnings. Further, since the measure is based on historical financial information, AFFO for the period presented may not be indicative of future results or the Company's future ability to make or sustain distributions. By providing FFO and AFFO, the Company presents information that assists investors in aligning their analysis with management’s analysis of long-term operating activities.  For all of these reasons, the Company believes the non-GAAP measures of FFO and AFFO, in addition to net income (loss) are helpful supplemental performance measures and useful to investors in evaluating the performance of the Company's real estate portfolio. However, a material limitation associated with FFO and AFFO is that they are not indicative of the Company's cash available to fund distributions since other uses of cash, such as capital expenditures at the Company's properties and principal payments of debt, are not deducted when calculating FFO and AFFO. The use of AFFO as a measure of long-term operating performance on value is also limited if the Company does not continue to operate under its current business plan as noted above. FFO and AFFO should not be viewed as a more prominent measure of performance than net income (loss) and each should be reviewed in connection with GAAP measurements.  Neither the SEC, NAREIT, nor any other applicable regulatory body has opined on the acceptability of the adjustments contemplated to adjust FFO in order to calculate AFFO and its use as a non-GAAP performance measure. In the future, NAREIT may decide to standardize the allowable exclusions across the REIT industry, and the Company may have to adjust the calculation and characterization of this non-GAAP measure.  Investment Grade  NAV  Investment grade companies means companies (e.g., a tenant or a guarantor or non-guarantor parent of a tenant) that have received an investment grade credit rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody’s Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a company with a non-NRSRO credit rating (e.g., Bloomberg’s default risk rating) that management believes is generally equivalent to an NRSRO investment grade rating; management can provide no assurance as to the comparability of these ratings methodologies or that any particular rating for a company is indicative of the rating that a single NRSRO would provide in the event that it rated all companies for which the Company provides credit ratings; to the extent such companies are rated only by non-NRSRO ratings providers, such ratings providers may use methodologies that are different and less rigorous than those applied by NRSROs; moreover, because PKST provides credit ratings for some companies that are non-guarantor parents of Company's tenants, such credit ratings may not be indicative of the creditworthiness of the relevant tenants.  Net asset value. This represents the fair value of our assets less liabilities divided by total shares and OP units outstanding.  Net Debt  Total debt less cash and cash equivalents (excluding restricted cash).  Net Debt (pro rata share)  Total debt plus unconsolidated debt (pro rata share), less cash and cash equivalents (excluding restricted cash).  Net Rent  Net rent is based on (a) the contractual base rental payments assuming the lease requires the tenant to reimburse us for certain operating expenses or the property is self-managed by the tenant and the tenant is responsible for all, or substantially all, of the operating expenses; or (b) contractual rent payments less certain operating expenses that are our responsibility for the 12-month period subsequent to December 31, 2022 and includes assumptions that may not be indicative of the actual future performance of a property, including the assumption that the tenant will perform its obligations under its lease agreement during the next 12 months.

Notes & Definitions (continued)

Net Operating Income (NOI), Cash NOI, and Same Store Cash NOI

NOI is a non-GAAP measure which includes the revenue and expense directly attributable to our real estate properties. NOI is calculated as total revenue from real estate operations less property expenses, which includes operating property expenses, property tax expenses and management fees. Net operating income on a cash basis ("Cash NOI") is net operating income adjusted to exclude the effect of straight-line rent and amortization of acquired above- and below-market lease intangibles adjustments required by GAAP. Net operating income on a cash basis for our Same-Store portfolio ("Same-Store Cash NOI") is Cash NOI for properties held for the entirety of all periods presented. We believe that NOI, Cash NOI and Same-Store Cash NOI are helpful to investors as additional measures of operating performance because we believe they help both investors and management to understand the core operations of our properties excluding corporate and financing-related costs and non-cash depreciation and amortization. NOI, Cash NOI and Same-Store Cash NOI are unlevered operating performance metrics of our properties and allow for a useful comparison of the operating performance of individual assets or groups of assets. These measures thereby provide an operating perspective not immediately apparent from GAAP income from operations or net income. In addition, NOI, Cash NOI and Same-Store Cash NOI are considered by many in the real estate industry to be useful starting points for determining the value of a real estate asset or group of assets.

The table below represents a reconciliation of NOI to Cash NOI for the interim periods presented in the "Selected Financial Data" on page 9.

	For the Quarter Ended											
	9/30/2022				6/30/2022				3/31/2022			
(Unaudited, USD in thousands)	Industrial	Office	Other	Total Portfolio	Industrial	Office	Other	Total Portfolio	Industrial	Office	Other	Total Portfolio
Revenue	$ 15,095	$ 72,128	$ 14,107	$ 101,330	$ 14,807	$ 93,494	$ 14,772	$ 123,073	$ 15,500	$ 85,846	$ 14,843	$ 116,189
Operating Property Expense	(638)	(10,301)	(2,777)	(13,716)	(602)	(11,377)	(2,356)	(14,335)	(996)	(11,451)	(2,596)	(15,043)
Property Tax Expense	(1,005)	(6,906)	(1,826)	(9,737)	(1,031)	(8,578)	(1,873)	(11,482)	(1,028)	(7,159)	(1,846)	(10,033)
Management Fees (Non-Affiliate)	(63)	(547)	(213)	(823)	(63)	(746)	(236)	(1,045)	(63)	(743)	(233)	(1,039)
TOTAL NOI	13,389	54,374	9,291	77,054	13,111	72,793	10,307	96,211	13,413	66,493	10,168	90,074
NON-CASH ADJUSTMENTS:												
Straight Line Rent	(456)	(2,239)	(68)	(2,763)	(211)	(2,666)	245	(2,632)	(215)	(2,518)	192	(2,541)
In-Place Lease Amortization	(87)	(220)	(129)	(436)	(102)	(213)	(117)	(432)	(86)	(211)	(116)	(413)
Deferred Termination Income	–	–	(758)	(758)	–	–	(758)	(758)	–	–	4	4
Deferred Ground Lease	–	490	–	490	–	510	1	511	–	512	(758)	(246)
Other Intangible Amortization	–	377	–	377	–	372	–	372	–	368	–	368
Inducement Amortization	–	–	–	–	–	107	–	107	–	(107)	–	(107)
TOTAL CASH NOI	$ 12,846	$ 52,782	$ 8,336	$ 73,964	$ 12,798	$ 70,903	$ 9,678	$ 93,379	$ 13,112	$ 64,537	$ 9,490	$ 87,139

Peakstone REALTY TRUST

59

Notes & Definitions (continued)  Operating Margin  56  NOI/Revenue.  Real Estate Net Book Value  Real Estate Net Book Value represents total real estate and intangible assets, net of accumulated depreciation and amortization and intangible liabilities.  Same Store  Same store portfolio includes properties which were held for a full period compared to the same period in the prior year.  Total Enterprise Value (TEV)  Total Enterprise Value includes the outstanding debt balance (excluding deferred financing costs and premium/discounts), plus unconsolidated debt - pro rata share, plus preferred equity, plus total outstanding shares multiplied by the NAV, less cash and cash equivalents - excludes restricted cash. Total outstanding shares includes limited partnership units issued and shares issued pursuant to the DRP, net of redemptions.  Unencumbered Assets  Unencumbered Assets are properties not secured by a mortgage debt or included in our revolver's borrowing base calculation.  Unsecured Leverage Ratio  Unsecured debt divided by Total Enterprise Value (TEV).  WALT  Weighted average lease term (in years). This is the average remaining lease term for all leases combined, weighted based on Annualized Base Rents.

 Disclaimer  56  Disclaimer on Forward-Looking Statements  This document contains statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We intend for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The forward-looking statements contained in this document reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement.  The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: general economic and financial conditions; market volatility; inflation; any potential recession or threat of recession; interest rates; the impact of the work-from-home trends; recent and ongoing disruption in the debt and banking markets; occupancy, rent deferrals and the financial condition of the Company’s tenants; whether easing of the pandemic, work-from-home trends or other factors will impact the attractiveness of industrial and/or office assets; whether we will be successful in renewing leases as they expire; future financial and operating results, plans, objectives, expectations and intentions; expected sources of financing and the availability and attractiveness of the terms of any such financing; legislative and regulatory changes that could adversely affect our business; our future capital expenditures, operating expenses, net income, operating income, cash flow and developments and trends of the real estate industry; whether a listing of the Company will be completed; whether any such listing will maximize shareholder value; whether we will be successful in the pursuit of our business plan, including any dispositions; whether we will succeed in our investment objectives; any relationship between the trading price of our common shares at listing and our published net asset value; any fluctuation and/or volatility of the trading price of our common shares once listed; risks associated with our dependence on key personnel whose continued service is not guaranteed; risks related to the disruption of management’s attention from ongoing business operations due to pursuit of requirements related to being a listed company; whether we will comply with Sarbanes-Oxley as required of listed companies; and other factors, including those risks disclosed in Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s most recent Annual Report on Form 10-K and Part I, Item 2. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. The Company cautions investors not to place undue reliance on these forward-looking statements and urges you to carefully review the disclosures it makes concerning risks. While forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, they are not guarantees of future performance. The forward-looking statements speak only as of the date of this document. Furthermore, the Company disclaims any obligation to publicly update or revise any forward- looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.